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                          PRUCO LIFE INSURANCE COMPANY

                        STRATEGIC PARTNERS(SM) FLEXELITE

                       SUPPLEMENT, DATED OCTOBER 22, 2003
                        TO PROSPECTUS, DATED MAY 1, 2003

The following expense examples supersede the expense examples that follow the "Summary of Contract Expenses" section of the May 1, 2003 prospectus. These expense examples were calculated based on the assumptions described below, including the maximum fees and expenses of any of the underlying mutual funds (not including the effect of any expense reimbursement or fee waiver).

                                EXPENSE EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT, INCOME APPRECIATOR BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example assumes that:

- You invest $10,000 in the Strategic Partners FlexElite Contract;

- You choose the Greater of Roll-Up and Step-Up Guaranteed Minimum Death
  Benefit;

- You choose the Guaranteed Minimum Income Benefit;

- You elect the Earnings Appreciator Benefit;

- You elect the Income Appreciator Benefit;

- You make credit elections prior to your 3(rd) and 6(th) contract anniversaries;

- You allocate all your assets to the variable investment option having the maximum total operating expenses;

- Your investment has a 5% return each year;

- The mutual fund's total operating expenses remain the same each year; and

- You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT, INCOME APPRECIATOR BENEFIT, AND YOU DO NOT WITHDRAW YOUR ASSETS

This example makes the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2a: BASE DEATH BENEFIT AND YOU WITHDRAW ALL YOUR ASSETS

This example assumes that:

- You invest $10,000 in the Strategic Partners FlexElite Contract;

- You do not choose a Guaranteed Minimum Death Benefit;

- You allocate all your assets to the variable investment option having the maximum total operating expenses;

- Your investment has a 5% return each year;

- The mutual fund's total operating expenses remain the same each year;

- You do not make a credit election; and

- You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: BASE DEATH BENEFIT AND YOU DO NOT WITHDRAW ALL YOUR ASSETS

This example makes the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

In these expense examples, we set out projected expenses that are based on versions of the contract that carry the highest and lowest overall charges. We do not depict projected expenses for every possible combination of contract charges. The actual expenses under the contract with the insurance features and underlying funds that you have selected, and the purchase payments that you have made, may vary from the figures we depict here.
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NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXPENSE EXAMPLES ARE BASED ON THE INSURANCE AND ADMINISTRATIVE EXPENSES APPLICABLE TO CONTRACTS SOLD THE LATER OF MAY 1, 2003 OR UPON STATE APPROVAL.

Note that withdrawal charges (which are reflected in Example 1a and 2a are assessed in connection with some annuity options, but not others).

The values shown in the 10 year column are the same for Example 1a and 1b and the same in the 5 year and 10 year columns for Example 2a and 2b. This is because if you decline the credit and 3 or more years have elapsed since your contract date, we would no longer deduct withdrawal charges when you make a withdrawal or begin the income phase of your contract. Similarly, if 3 or more years have elapsed since your last credit election before your 6th contract anniversary, no withdrawal charges apply.

If your contract value is less than $100,000, on your contract anniversary (or upon a full withdrawal), we deduct the lesser of $50.00 or 2% of the contract value. The examples use an average annual contract fee, which we calculated based on our estimate of the total contract fees we expect to collect in 2003. Based on these estimates, the annual contract fee is included as an annual charge of 0.05% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s).

Premium taxes are not reflected in the examples. A charge for premium taxes may apply depending on the state where you live.

GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT; CREDIT ELECTIONS

EXAMPLE 1a:                     EXAMPLE 1b:
IF YOU WITHDRAW YOUR ASSETS     IF YOU DO NOT WITHDRAW YOUR
                                ASSETS
------------------------------------------------------------
1 YR    3 YRS   5 YRS   10 YRS  1 YR  3 YRS   5 YRS   10 YRS
------------------------------------------------------------
$1,232  $2,417  $3,585  $5,798  $602  $1,787  $2,955  $5,798

BASE DEATH BENEFIT

EXAMPLE 2a:                     EXAMPLE 2b:
IF YOU WITHDRAW YOUR ASSETS     IF YOU DO NOT WITHDRAW YOUR
                                ASSETS
------------------------------------------------------------
1 YR    3 YRS   5 YRS   10 YRS  1 YR  3 YRS   5 YRS   10 YRS
------------------------------------------------------------
$1,101  $2,046  $2,375  $4,819  $471  $1,416  $2,375  $4,819